SIGNET SOFTWARE AGREEMENT

     This agreement is entered as of November 2, 2004, by and between Trycera Financial, Inc., a Nevada corporation ("Trycera"), Signature Credit Corporation, a California corporation ("Signature"), Dave Margolin ("Margolin") and Daryl Rice ('Rice"), with respect to the following facts:

     A. Margolin and Rice jointly developed the "Signet Software System," a computer software program described more fully on attached Schedule 1 (the "Signet Software").

     B. The source code, object code, algorithms and documentation embodying the Signet Software, the copyright, trade secret and other intellectual property rights associated with the Signet Software, and the name "Signet Software System" and variations thereof, are referred to below as the "Signet Rights."

     C. Margolin previously assigned all of his rights, titles and interests to and in the Signet Rights to Signature.

     D. It is intended that all of Signature's rights, titles and interests to and in the Signet Rights will be sold and assigned by Signature to Trycera.

     E. As used in this Agreement, "Corporation" means either Signature or Trycera, depending on which of them at the time in question is the owner of Signature's rights, titles and interests to and in the Signet Rights.

     F. The parties believe that Corporation and Rice together own all of the existing Signet Rights. However, such Signet Rights do not include and are separate from the factual data bases and factual outputs that have been developed by either of them using the Signet Software.

     In consideration of their mutual agreements below and other valuable consideration, the parties to this Agreement agree as follows:

     1. Each of Corporation and Rice shall have a perpetual, fully paid, non-exclusive, transferable right and license to use, copy, improve, modify, market, distribute, license, sublicense, assign, disclose and/or otherwise exploit the Signet Rights in any manner or manners, without the need for any consent or waiver of rights from any other parties to this Agreement.

     2. Rice shall be deemed not to have made to any of the other parties hereto, and such other parties shall be deemed not to have made to Rice, any representation, warranty, guarantee or assurance, whether statutory, express or implied, including (without limitation) any warranty of design, merchantability or fitness for a particular purpose, regarding the title to or ownership, non-infringement, confidentiality, utility, usefulness, error-free nature or value of the Signet Software or Signet Rights.

     3. Rice shall not be obligated to provide or disclose to any of the other parties, and such other parties shall have no rights to or interests in, any modifications of, upgrades to or data bases or outputs generated using the Signet Software which are made, developed or generated after the date of this Agreement by or on behalf of any such other party.

     4. None of the other parties shall be obligated to provide or disclose to Rice, and Rice shall have no rights to or interests in, any modifications of, upgrades to or data bases or outputs generated using the Signet Software which are made, developed or generated after the date of this Agreement by or on behalf of Rice.

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     5.   Each party agrees that after the delivery of this Agreement he or it will execute and deliver such further documents and do such further acts and things as the other parties may reasonably request in order to carry out the terms of this Agreement. No supplement, modification or amendment of this Agreement will be binding unless executed in writing by the parties affected thereby. This Agreement will be binding on, and will inure to the benefit of, the parties and their respective heirs, personal representatives, successors and assigns. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because or arising out of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party will be entitled to recover reasonable attorneys fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or he may be entitled. This Agreement will be governed by laws of the State of California (excluding conflict of laws rules).

                                        /s/ Daryl Rice
                                        Daryl Rice

                                        /s/ Dave Margolin
                                        Dave Margolin


                                        Signature Credit Corporation,
                                        a California corporation

                                        By /s/ David A. Margolin
                                        Signature

                                        David A. Margolin
                                        Printed Name

                                        President
                                        Title


                                        Trycera Financial, Inc.,
                                        a Nevada corporation

                                        By /s/ Matthew S. Kerper
                                        Signature

                                        Matthew S. Kerper
                                        Printed Name

                                        CEO
                                        Title




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